Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

($ in millions, except per share data)	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$903	$130
Restricted cash	72	62
Accounts receivable, net	671	1,438
Short-term derivative assets	417	34
Assets held for sale	—	819
Other current assets	157	215
Total current assets	2,220	2,698
Property and equipment:
Natural gas and oil properties, successful efforts method
Proved natural gas and oil properties	11,201	11,096
Unproved properties	2,000	2,022
Other property and equipment	501	500
Total property and equipment	13,702	13,618
Less: accumulated depreciation, depletion and amortization	(3,049)	(2,431)
Total property and equipment, net	10,653	11,187
Long-term derivative assets	78	47
Deferred income tax assets	952	1,351
Other long-term assets	526	185
Total assets	$14,429	$15,468

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$642	$603
Accrued interest	39	42
Short-term derivative liabilities	26	432
Other current liabilities	944	1,627
Total current liabilities	1,651	2,704
Long-term debt, net	2,036	3,093
Long-term derivative liabilities	29	174
Asset retirement obligations, net of current portion	277	323
Other long-term liabilities	40	50
Total liabilities	4,033	6,344
Contingencies and commitments
Stockholders' equity:
Common stock, $0.01 par value, 450,000,000 shares authorized: 132,684,741 and 134,715,094 shares issued	1	1
Additional paid-in capital	5,726	5,724
Retained earnings	4,669	3,399
Total stockholders' equity	10,396	9,124
Total liabilities and stockholders' equity	$14,429	$15,468

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
($ in millions, except per share data)
Revenues and other:
Natural gas, oil and NGL	$649	$2,790	$2,102	$4,704
Marketing	611	1,223	1,263	2,090
Natural gas and oil derivatives	159	(514)	1,089	(2,639)
Gains on sales of assets	472	21	807	300
Total revenues and other	1,891	3,520	5,261	4,455
Operating expenses:
Production	89	118	220	228
Gathering, processing and transportation	207	274	471	516
Severance and ad valorem taxes	40	57	109	120
Exploration	8	7	15	12
Marketing	611	1,228	1,262	2,079
General and administrative	31	36	66	62
Separation and other termination costs	3	—	3	—
Depreciation, depletion and amortization	376	451	766	860
Other operating expense, net	9	8	12	31
Total operating expenses	1,374	2,179	2,924	3,908
Income from operations	517	1,341	2,337	547
Other income (expense):
Interest expense	(22)	(36)	(59)	(68)
Other income	23	9	33	25
Total other income (expense)	1	(27)	(26)	(43)
Income before income taxes	518	1,314	2,311	504
Income tax expense	127	77	531	31
Net income available to common stockholders	$391	$1,237	$1,780	$473
Earnings per common share:
Basic	$2.93	$9.75	$13.27	$3.82
Diluted	$2.73	$8.27	$12.36	$3.25
Weighted average common shares outstanding (in thousands):
Basic	133,514	126,814	134,125	123,826
Diluted	143,267	149,532	144,007	145,534

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

($ in millions)	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Cash flows from operating activities:
Net income	$391	$1,237	$1,780	$473
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	376	451	766	860
Deferred income tax expense	21	—	399	—
Derivative (gains) losses, net	(159)	514	(1,089)	2,639
Cash receipts (payments) on derivative settlements, net	236	(1,043)	(49)	(1,611)
Share-based compensation	9	6	16	10
Gains on sales of assets	(472)	(21)	(807)	(300)
Exploration	5	6	8	10
Other	12	13	21	5
Changes in assets and liabilities	96	(254)	359	(324)
Net cash provided by operating activities	515	909	1,404	1,762
Cash flows from investing activities:
Capital expenditures	(530)	(415)	(1,027)	(759)
Business combination, net	—	—	—	(2,006)
Contributions to investments	(49)	—	(88)	—
Proceeds from divestitures of property and equipment	1,032	—	1,963	403
Net cash provided by (used in) investing activities	453	(415)	848	(2,362)
Cash flows from financing activities:
Proceeds from New Credit Facility	125	—	1,125	—
Payments on New Credit Facility	(125)	—	(2,175)	—
Proceeds from Exit Credit Facility	—	2,985	—	4,550
Payments on Exit Credit Facility	—	(2,710)	—	(3,775)
Funds held for transition services	97	—	97	—
Proceeds from warrant exercise	—	2	—	3
Cash paid to repurchase and retire common stock	(127)	(475)	(181)	(558)
Cash paid for common stock dividends	(160)	(298)	(335)	(508)
Net cash used in financing activities	(190)	(496)	(1,469)	(288)
Net increase (decrease) in cash, cash equivalents and restricted cash	778	(2)	783	(888)
Cash, cash equivalents and restricted cash, beginning of period	197	28	192	914
Cash, cash equivalents and restricted cash, end of period	$975	$26	$975	$26

Cash and cash equivalents	$903	$17	$903	$17
Restricted cash	72	9	72	9
Total cash, cash equivalents and restricted cash	$975	$26	$975	$26

NATURAL GAS, OIL AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Three Months Ended June 30, 2023
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,830	1.51	—	—	—	—	1,830	1.51
Haynesville	1,590	1.77	—	—	—	—	1,590	1.77
Eagle Ford	85	2.32	15	76.39	10	23.67	233	6.73
Total	3,505	1.65	15	76.39	10	23.67	3,653	1.97

Average NYMEX Price		2.10		73.78
Average Realized Price (including realized derivatives)		2.36		84.58		23.67		2.67

	Three Months Ended June 30, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,957	6.46	—	—	—	—	1,957	6.46
Haynesville	1,643	6.60	—	—	—	—	1,643	6.60
Eagle Ford	130	7.23	50	111.01	16	42.56	525	13.63
Total	3,730	6.55	50	111.01	16	42.56	4,125	7.43

Average NYMEX Price		7.17		108.41
Average Realized Price (including realized derivatives)		4.03		69.46		42.56		4.65

	Six Months Ended June 30, 2023
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,901	2.52	—	—	—	—	1,901	2.52
Haynesville	1,570	2.32	—	—	—	—	1,570	2.32
Eagle Ford	106	2.11	34	76.72	13	25.54	389	8.19
Total	3,577	2.42	34	76.72	13	25.54	3,860	3.01

Average NYMEX Price		2.76		74.96
Average Realized Price (including realized derivatives)		2.55		70.67		25.54		3.08

	Six Months Ended June 30, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,706	5.70	—	—	—	—	1,706	5.70
Haynesville	1,634	5.54	—	—	—	—	1,634	5.54
Eagle Ford	129	5.65	51	102.84	16	41.84	531	12.53
Powder River Basin	20	5.45	4	95.18	1	53.96	51	10.66
Total	3,489	5.62	55	102.30	17	42.82	3,922	6.62

Average NYMEX Price		6.06		101.35
Average Realized Price (including realized derivatives)		3.59		67.38		42.82		4.32

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$115	$129	$233	$186
Haynesville	254	197	513	380
Eagle Ford	90	136	213	179
Powder River Basin	—	—	—	22
Total drilling and completion capital expenditures	459	462	959	767
Non-drilling and completion - field	28	29	52	41
Non-drilling and completion - corporate	18	20	38	42
Total capital expenditures	$505	$511	$1,049	$850

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income, Adjusted Diluted Earnings Per Common Share, Adjusted EBITDAX, Free Cash Flow, Adjusted Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance, (b) these financial measures are comparable to estimates provided by certain securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provided by the company generally excludes information regarding these types of items.

Chesapeake's definitions of each non-GAAP measure presented herein are provided below. Because not all companies use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similarly titled measures of other companies.

Adjusted Net Income: Adjusted Net Income is defined as net income (loss) available to common stockholders adjusted to exclude unrealized (gains) losses on natural gas and oil derivatives, gains on sales of assets, and certain items management believes affect the comparability of operating results, less a tax effect using applicable rates. Chesapeake believes that Adjusted Net Income facilitates comparisons of the company's period-over-period performance, which many investors use in making investment decisions and evaluating operational trends and performance. Adjusted Net Income should not be considered an alternative to, or more meaningful than, net income (loss) available to common stockholders as presented in accordance with GAAP.

Adjusted Diluted Earnings Per Common Share: Adjusted Diluted Earnings Per Common Share is defined as diluted earnings (loss) per common share adjusted to exclude the per diluted share amounts attributed to unrealized (gains) losses on natural gas and oil derivatives, gains on sales of assets, and certain items management believes affect the comparability of operating results, less a tax effect using applicable rates. Chesapeake believes that Adjusted Diluted Earnings Per Common Share facilitates comparisons of the company's period-over-period performance, which many investors use in making investment decisions and evaluating operational trends and performance. Adjusted Diluted Earnings Per Common Share should not be considered an alternative to, or more meaningful than, earnings (loss) per common share as presented in accordance with GAAP.

Adjusted EBITDAX: Adjusted EBITDAX is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation, depletion and amortization expense, exploration expense, unrealized (gains) losses on natural gas and oil derivatives, separation and other termination costs, (gains) losses on sales of assets, and certain items management believes affect the comparability of operating results. Adjusted EBITDAX is presented as it provides investors an indication of the company's ability to internally fund exploration and development activities and service or incur debt. Adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income (loss) as presented in accordance with GAAP.

Free Cash Flow: Free Cash Flow is defined as net cash provided by (used in) operating activities less cash capital expenditures. Free Cash Flow is a liquidity measure that provides investors additional information regarding the company's ability to service or incur debt and return cash to shareholders. Free Cash Flow should not be considered an alternative to, or more meaningful than, net cash provided by (used in) operating activities, or any other measure of liquidity presented in accordance with GAAP.

Adjusted Free Cash Flow: Adjusted Free Cash Flow is defined as net cash provided by (used in) operating activities less cash capital expenditures and cash contributions to investments, adjusted to exclude certain items management believes affect the comparability of operating results. Adjusted Free Cash Flow is a liquidity measure that provides investors additional information regarding the company's ability to service or incur debt and return cash to shareholders and is used to determine Chesapeake's quarterly variable dividend. Adjusted Free Cash Flow should not be considered an alternative to, or more meaningful than, net cash provided by (used in) operating activities, or any other measure of liquidity presented in accordance with GAAP.

Net Debt: Net Debt is defined as GAAP total debt excluding premiums, discounts, and deferred issuance costs less cash and cash equivalents. Net Debt is useful to investors as a widely understood measure of liquidity and leverage, but this measure should not be considered as an alternative to, or more meaningful than, total debt presented in accordance with GAAP.

RECONCILIATION OF NET INCOME AVAILABLE TO COMMON STOCKHOLDERS TO ADJUSTED NET INCOME (unaudited)

($ in millions)	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Net income available to common stockholders (GAAP)	$391	$1,237	$1,780	$473

Adjustments:
Unrealized (gains) losses on natural gas and oil derivatives	78	(532)	(1,041)	1,006
Separation and other termination costs	3	—	3	—
Gains on sales of assets	(472)	(21)	(807)	(300)
Other operating expense, net	8	16	15	47
Other	(9)	(2)	(15)	(15)
Tax effect of adjustments(a)	93	31	427	(46)
Adjusted net income (Non-GAAP)	$92	$729	$362	$1,165

(a)
The Current Quarter and Current Period include a tax effect attributed to the reconciling adjustments using a statutory rate of 23%. The Prior Quarter and Prior Period include a tax effect attributed to the reconciling adjustments using blended rates of 5.8% and 6.2%, respectively.

RECONCILIATION OF EARNINGS PER COMMON SHARE TO ADJUSTED DILUTED EARNINGS PER COMMON SHARE (unaudited)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
	$/Share	$/Share	$/Share	$/Share
Earnings per common share (GAAP)	$2.93	$9.75	$13.27	$3.82
Effect of dilutive securities	(0.20)	(1.48)	(0.91)	(0.57)
Diluted earnings per common share (GAAP)	$2.73	$8.27	$12.36	$3.25

Adjustments:
Unrealized (gains) losses on natural gas and oil derivatives	0.54	(3.57)	(7.24)	6.91
Separation and other termination costs	0.02	—	0.02	—
Gains on sales of assets	(3.30)	(0.14)	(5.60)	(2.06)
Other operating expense, net	0.06	0.11	0.11	0.32
Other	(0.06)	(0.01)	(0.11)	(0.10)
Tax effect of adjustments(a)	0.65	0.21	2.97	(0.32)
Adjusted diluted earnings per common share (Non-GAAP)	$0.64	$4.87	$2.51	$8.00

(a)
The Current Quarter and Current Period include a tax effect attributed to the reconciling adjustments using a statutory rate of 23%. The Prior Quarter and Prior Period include a tax effect attributed to the reconciling adjustments using blended rates of 5.8% and 6.2%, respectively.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDAX (unaudited)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
($ in millions)
Net income (GAAP)	$391	$1,237	$1,780	$473

Adjustments:
Interest expense	22	36	59	68
Income tax expense	127	77	531	31
Depreciation, depletion and amortization	376	451	766	860
Exploration	8	7	15	12
Unrealized (gains) losses on natural gas and oil derivatives	78	(532)	(1,041)	1,006
Separation and other termination costs	3	—	3	—
Gains on sales of assets	(472)	(21)	(807)	(300)
Other operating expense, net	8	16	15	47
Other	(17)	(2)	(23)	(15)
Adjusted EBITDAX (Non-GAAP)	$524	$1,269	$1,298	$2,182

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED FREE CASH FLOW (unaudited)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
($ in millions)
Net cash provided by operating activities (GAAP)	$515	$909	$1,404	$1,762
Cash capital expenditures	(530)	(415)	(1,027)	(759)
Free cash flow (Non-GAAP)	(15)	494	377	1,003
Cash paid for acquisition costs	—	—	—	23
Cash contributions to investments	(49)	—	(88)	—
Free cash flow associated with divested assets(a)	(26)	—	(138)	—
Adjusted free cash flow (Non-GAAP)	$(90)	$494	$151	$1,026

(a)	In March and April of 2023, we closed two divestitures of certain Eagle Ford assets. Due to the structure of these transactions, both of which had an effective date of October 1, 2022, the cash generated by these assets was delivered to the respective buyers through a reduction in the proceeds we received at the closing of each transaction.

RECONCILIATION OF TOTAL DEBT TO NET DEBT (unaudited)

($ in millions)	June 30, 2023
Total debt (GAAP)	$2,036
Premiums and issuance costs on debt	(86)
Principal amount of debt	1,950
Cash and cash equivalents	(903)
Net debt (Non-GAAP)	$1,047